SUPPLEMENT TO THE FIDELITY(registered trademark)
FOUR-IN-ONE
INDEX FUND
JUNE 26, 1999
PROSPECTUS

   The following information replaces similar information found in the "Fee Table" section on page 4.

   The combined total expense ratio of Four-in-One Index (calculated as a percentage of average net assets) is estimated to be 0.32%. Four-in-One Index's estimated combined total expense ratio is based on its estimated total operating expense ratio plus a weighted average of the total operating expense ratios, after expense reductions, of the underlying Fidelity funds in which it would have been invested (for each underlying Fidelity fund's most recently reported fiscal year) as of June 26, 1999. The combined total expense ratio for Four-in-One Index may be higher or lower depending on the allocation of the fund's assets among the underlying Fidelity funds and the actual expenses of the underlying Fidelity funds.

   This     EXAMPLE    helps you compare the cost of investing in
Four-in-One Index with the cost of investing in other mutual funds.

   Let's say, hypothetically, that Four-in-One Index's annual return is 5%, that your shareholder fees are exactly as described in the fee table, and that Four-in-One Index's combined total expense ratio includes Four-in-One Index's annual operating expenses exactly as described in the fee table and the weighted average of the total operating expenses of each of the underlying Fidelity funds, before expense reductions. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

1 year   $ 67

3 years  $ 211


The following information replaces the ninth and tenth paragraphs in the "Fund Management" section on page 23.

BT serves as sub-adviser and custodian for Spartan Market Index, Spartan Extended Market Index and Spartan International Index (underlying Fidelity Stock Index Funds). BT chooses the underlying Fidelity Stock Index Funds' investments, and places orders to buy and sell the underlying Fidelity Stock Index Funds' investments. As of March 31, 1999, BT had approximately $330.3 billion in discretionary assets under management. BT's principal offices are at 130 Liberty Street, New York, New York 10006.

Effective June 4, 1999, Bankers Trust Corporation and all of its subsidiaries, including BT, merged with and into a subsidiary of Deutsche Bank AG. At a meeting held on March 18, 1999, each underlying Fidelity Stock Index Fund's Board of Trustees approved a new subadvisory agreement among each underlying Fidelity Stock Index Fund, FMR and BT or its successor by merger that became effective June 4, 1999. At a meeting held on September 15, 1999, shareholders approved this agreement.